[TIFF LOGO]

                      TIFF INVESTMENT PROGRAM, INC. (TIP)
                      SUPPLEMENT DATED SEPTEMBER 17, 2002
                      TO THE PROSPECTUS DATED MAY 1, 2002


Effective September 17, 2002, the TIP Prospectus dated May 1, 2002, is revised as follows:

TIFF GOVERNMENT BOND INDEX FUND

The second paragraph in the left-hand column of page 10 is deleted and replaced with the following:

     PERFORMANCE BENCHMARK. The fund seeks to attain a total return, over time, equal to that of the Lehman Government Bond Index on an annualized basis. The Lehman Government Bond Index comprises all public obligations of the US Treasury, all publicly issued debt of US government agencies and quasi-federal corporations, and corporate debt guaranteed by the US government.

SSgA Funds Management Inc. replaced State Street Global Advisors as money manager for the TIFF Government Bond Index Fund. The references in the prospectus to State Street Global Advisors in the third paragraph on page 10 and in the third paragraph in the right-hand column on page 23, should be replaced with SSgA Funds Management Inc.

TIFF MULTI-ASSET FUND

The following is added to page 5 of the prospectus under the section entitled "MONEY MANAGERS AND THEIR STRATEGIES":

     DELAWARE INTERNATIONAL ADVISERS LTD. takes a value-oriented approach to equity investments. The manager identifies attractive stocks using a single quantitative method (valuing future income streams adjusted for inflation) across all countries, sectors, and industries. In order to assess income streams, the manager employs fundamental company analysis. A computer-based optimization program is then used to allocate assets in the portfolio. The manager may engage in currency hedging as a defensive strategy. Delaware Management Company, a series of Delaware Management Business Trust (Philadelphia, PA), an affiliate of Delaware International Advisers Ltd., provides sub-advisory services to Delaware International Advisers Ltd. with respect to that portion of the assets invested in US securities.

The following is added to page 21 of the prospectus under the section entitled "MONEY MANAGER FEE ARRANGEMENTS AND PORTFOLIO MANAGERS - MULTI-ASSET FUND":

     DELAWARE INTERNATIONAL ADVISERS LTD. (80 Cheapside, 3rd Floor, London, England EC2V 6EE) is compensated based on assets. The manager receives 0.50% per year on the first $50 million of its portfolio, 0.35% per year on the next $50 million, and 0.30% per year on amounts above $100 million, subject to a minimum account size of $25 million or fees equivalent thereto. Delaware International Advisers Ltd. compensates Delaware Management Company out of its fees. Elizabeth A. Desmond (director) has been a portfolio manager with Delaware International Advisers Ltd. since 1991. Joshua H. Brooks (senior vice president, chief investment officer - value investing) began as an analyst at Delaware Management Company in 1991 and has served as a portfolio manager for Delaware both in London and Philadelphia.

The table appearing after the third paragraph on page 4 is deleted and replaced with the following:


         ASSET CLASS                      WEIGHT                 BENCHMARK
         US Stocks                         25%                   Wilshire 5000 Stock Index

         Foreign Stocks                    25%                   MSCI All Country World Free ex US Index

         Absolute Return Strategies        20%                   3-month Treasury bills plus 5% per annum

         Resource-Related Stocks            5%                   Resource-related sectors of MSCI World Index
                                                                 75% Energy
                                                                 20% Metals and Mining
                                                                  5% Paper and Forest Products

         Inflation-Linked Bonds            15%                   10-year US Treasury Inflation Protected Security

         US Bonds                          10%                   Lehman Aggregate Bond Index


Note: The self-constructed Multi-Asset Fund benchmark has changed four times since the TIFF Multi-Asset Fund's inception in order to reflect the directors' evolving thinking on appropriate asset allocation targets. On January 1, 1998, the foreign stock segment was reduced from 30% to 25% of the benchmark and the absolute return segment was increased from 15% to 20%. On October 1, 1999, the resource-related segment was reduced from 10% to 5%, foreign bonds were eliminated, US bonds increased from 15% to 20% and inflation-linked bonds were added to the benchmark at a 5% weight. On January 2, 2001, the US bonds segment of the benchmark was decreased from 20% to 15% and inflation-linked bonds were increased from 5% to 10%. On July 31, 2002, the inflation-linked bonds segment of the benchmark was increased from 10% to 15% and US bonds were decreased from 15% to 10%.

TIFF DOMESTIC STOCK INDEX FUND AND TIFF INFLATION-LINKED BOND FUND

Shares of the TIFF Domestic Stock Index and Inflation-Linked Bond Funds are not currently being offered for sale.